THE ADVISORS' INNER CIRCLE FUND II

                    UTENDAHL INSTITUTIONAL MONEY MARKET FUND

                        SUPPLEMENT DATED OCTOBER 29, 2008
                                     TO THE
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 28, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

PARTICIPATION IN THE TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

The Utendahl Institutional Money Market Fund (the "Fund"), with the approval of the Board of Trustees of The Advisors' Inner Circle Fund II, applied to participate in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the U.S. Treasury Department (the "Treasury"). The Treasury has accepted the Fund's application to participate in the Program and has entered into a Guarantee Agreement with the Fund dated September 19, 2008.

Under the Program, the Treasury will guarantee the share price of shares of the Fund outstanding as of September 19, 2008 at $1.00 per share if the Fund's net asset value falls below $0.995 (a "Guarantee Event"). Recovery under the Program is subject to certain conditions and limitations, including the following:

            o For each shareholder of the Fund, the Program provides a guarantee for the lesser of (a) the number of shares of the Fund owned by the shareholder as of the close on September 19, 2008, or (b) the number of shares of the Fund owned by the shareholder on the date of the Guarantee Event. The Program does not protect investors who were not shareholders of the Fund on September 19, 2008.

            o The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

            o     Recovery under the Program requires the Fund to liquidate.

            o In order to recover, a Guarantee Event must occur during the term of the Program (discussed below).

The initial term of the Program expires on December 18, 2008. The Program may be extended at the sole discretion of the Treasury, but expires not later than September 18, 2009. In order to participate in the Program during the initial term, the Fund is required to pay a participation fee. Participation in any extension of the Program will require payment of an additional fee, although there can be no assurance that the Fund will elect to participate, or be eligible to participate, in any extension of the Program. The cost of participating in the Program and any extension will be borne by the Fund, and will not be subject to any expense limitation or reimbursement agreement.

Additional information about the Program is available at http://www.ustreas.gov.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 UCM-SK-009-0100